MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

                      Supplement dated June 5, 2002 to the
                        Prospectus dated January 24, 2002


         The section captioned "About the Portfolio Manager" under the heading "How the Fund Invests" appearing on page 9 is amended by deleting such information and adding the following section under the caption "About the Portfolio Manager":

              Walid Kassem has been a Portfolio Manager of the Fund since 2002. Mr. Kassem has held the office of Managing Director at an affiliate of Fund Asset Management since 1998 and was a Vice President of an affiliate of Fund Asset Management from 1996 to 1998.

         The section captioned "About the Portfolio Manager" on pages 18-20 is hereby deleted.


Code #19065-0102ALL

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               MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

                      Supplement dated June 5, 2002 to the
           Statement of Additional Information dated January 24, 2002


         The section captioned "Directors and Officers" beginning on page 21 is amended as follows:

         The biography of James Ellman appearing on page 22 is deleted and is replaced by the following biography of Walid Kassem. Mr. Kassem is primarily responsible for the day-to-day management of the Fund's portfolio.

                   WALID KASSEM (52) -- Portfolio Manager(1)(2) -- Managing
              Director at an affiliate of the Investment Adviser since 1998 and Vice President of an affiliate of the Investment Adviser from 1996 to 1998.


Code #19066-0102ALL